 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2014

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On August 28, 2014, Superior Industries International, Inc. (“Superior”) appointed James F. Sistek as its Senior Vice President, Business Operations, effective August 31, 2014.

Mr. Sistek, 51, was Chief Executive Officer and founder of Infologic, Inc. from 2013 until August 2014. Prior to that, Mr. Sistek was Vice President Shared Services & Chief Information Officer of Visteon Corporation (NYSE:VC) from 2009 through 2013 and its Vice President & Chief Information Officer from 2007 through 2009 and its Director Global Business Practices from 2003 through 2005. Before joining Visteon, Mr. Sistek was Vice President Global Business Practices of Lear Corporation (NYSE:LEA) since 2003, Director of Program Management Electronics Division since 2000 and Director Advanced Engineering/Value Engineering/Quality since 1999. Mr. Sistek has a MS in Engineering Management from the University of Michigan and a BS in Mechanical Engineering from Ohio State University.

Mr. Sistek has extensive background in the automotive supplier industry. Mr. Sistek will be responsible for information technology, supply chain management, and quality and business improvement.

There are no family relationships between Mr. Sistek and any of the directors and executive officers of Superior, nor are there transactions in which Mr. Sistek has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Sistek will receive an annual base salary of $375,000. Mr. Sistek may receive annual bonuses based on attainment of performance goals, determined by Superior’s independent compensation committee, in the amount of 50% of annual base salary.

Mr. Sistek is receiving a grant of 6,500 shares of restricted stock under Superior’s Amended and Restated 2008 Equity Incentive Plan, which will vest on a pro rata basis in three annual installments.

Superior also is providing Mr. Sistek a monthly automobile allowance. Mr. Sistek is entitled to participate in all benefit plans generally made available to executive officers of Superior.

A copy of the press release issued by Superior on August 29 announcing Mr. Sistek’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	Press Release, announcing the appointment of Mr. Sistek, issued August 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: August 29, 2014	/s/ Paula Winner Barnett
Paula Winner Barnett
Corporate Counsel and Secretary